                                 AMENDMENT NO. 2
                                       TO
                                CREDIT AGREEMENT

         AMENDMENT NO. 2, dated as of May 12, 2004 (this "Amendment"), to that certain Credit Agreement, dated as of October 29, 2003 (as previously amended pursuant to Amendment No. 1, dated February 6, 2004, the "Existing Credit
Agreement"; as modified hereby and as may be further amended, restated, supplemented or otherwise modified and in effect from time to time, the "Credit
Agrement") between Pinnacle Tower Acquisition Holdings LLC, a Delaware limited liability company (the "Successor Borrower"), the successor in interest to
Pinnacle Towers Acquisition Inc. (the "Predecessor Borrower"), and Morgan
Stanley Asset Funding Inc. (the "Lender").

                                   WITNESSETH:

         WHEREAS, capitalized terms not otherwise defined herein shall have the same meanings as specified in the Credit Agreement;

         WHEREAS, Global Signal currently is a REIT and holds 100% of the ownership interest of the Borrower;

         WHEREAS, Global Signal determined that it is in its best interest to reorganize through an UPREIT Restructuring referred to in Section 6.14 of the
Credit Agreement;

         WHEREAS, as part of this UPREIT Restructuring, the Predecessor Borrower converted into a Delaware limited liability company and became the Successor
Borrower;

         WHEREAS, also as part of this UPREIT Restructuring, Global Signal will transfer its ownership interest in the Successor Borrower to Global Signal
Operating Partnership L.P., a Delaware limited partnership ("GSOP");

         WHEREAS, the Predecessor Borrower has requested that the Lender agree to amend the Credit Agreement and certain other Loan Documents as more specifically set forth herein; and

         WHEREAS, the Lender has indicated its willingness to agree to such amendment of the Credit Agreement and such other Loan Documents on the terms and subject to the satisfaction of the conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

         SECTION 1. Amendment. As of the Effective Date (as defined in Section 2 hereof):

         (a) The following definition is added to Section 1.1 of the Credit
Agreement in the appropriate alphabetical order:

         ""GSOP": Global Signal Operating Partnership L.P., a Delaware limited partnership and its successors and assigns."

         (b) The definition of "Borrower" in Section 1.1 of the Credit Agreement
is hereby amended by deleting it in its entirety, and inserting, in lieu thereof, the following:

         ""Borrower": Pinnacle Tower Acquisition Holdings LLC, formerly known as
         Pinnacle Towers Acquisition Inc., a Delaware limited liability company."

         (c) The definition of "Change of Control" in Section 1.1 of the Credit
Agreement is hereby amended by deleting it in its entirety and inserting, in lieu thereof, the following:

         ""Change of Control": the occurrence of any of the following:

               (a)  the Equity Investors shall cease to own and/or control in the aggregate (i) at least 75%, which shall be reduced to
                    51% as of the effective date of the Global Signal IPO, of
                    the voting interest in the Capital Stock of Global Signal or
                    (ii) at least 75%, which shall be reduced to 51% as of the effective date of the Global Signal IPO, of the voting and economic interest (directly or indirectly) in the Capital
                    Stock of GSOP; or

               (b)  Global Signal shall cease to own at least 51% of the voting and economic interest in the Capital Stock of GSOP; or

               (c)  GSOP shall cease to own at least 100% of the voting and economic interest in the Capital Stock of the Borrower; or

               (d)  with respect to any direct or indirect Subsidiary of the
                    Borrower, an event or series of events resulting in the
                    Borrower ceasing to own directly or indirectly less than
                    100% of the Capital Stock of such Subsidiary (other than
                    pursuant to a dissolution of such Subsidiary); or

               (e)  an event or series of events by which during any period of
                    12 consecutive months, a majority of the members of the
                    board of directors or other equivalent governing body of
                    Global Signal, the Borrower and/or any Subsidiary of the
                    Borrower cease to be composed of individuals (i) who were
                    members of that board or equivalent governing body on the
                    first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose
                    election or nomination to that board or other equivalent
                    governing body was approved by individuals referred to in
                    clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body (excluding, in the case of both
                    clause (ii) and clause (iii), any individual whose initial nomination for, or assumption of office as, a member of that board or equivalent governing body occurs as a result of an actual or threatened solicitation of proxies or consents for the election or removal of one or more directors by any
                    person or group other than a solicitation for the election of one or more directors by or on behalf of the board of
                    directors);

                    provided, that in no event shall the merger of the Borrower with or into Global Signal or a Subsidiary of Global Signal be deemed a "Change of Control" so long as the Lender
                    determines that such merger is not adverse to its interests and provides written notice to the Borrower of the same."

         (d) The definition of "Loan Parties" in Section 1.1 of the Credit
Agreement is hereby amended by deleting it in its entirety and inserting, in lieu thereof, the following:

         ""Loan Parties": the Borrower, the Equity Investors, GSOP and each
         Subsidiary of the Borrower which is a party to any Loan Document."

         (e) The definition of "REIT Distribution Requirement" in Section 1.1 of
the Credit Agreement is hereby amended by deleting it in its entirety and inserting, in lieu thereof, the following:

         "REIT Distribution Requirement": distributions in an amount reasonably necessary to enable Global Signal to pay the dividends required to maintain its REIT Status and not be subject to corporate level tax based on income or to excise tax under Section 4981 of the Code.

         (f) Section 4.25 of the Credit Agreement is amended by deleting Section
4.25 in its entirety and inserting, in lieu thereof, the following Section 4.25:

         "4.25 Real Estate Investment Trust. Global Signal has not engaged in any material "prohibited transactions" as defined in Section
         857(b)(6)(B)(iii) and (C) of the Code. Global Signal is for its current
         "tax year" (as defined in the Code) and for all prior tax years subsequent to its election to be a real estate investment trust has been entitled to a dividends paid deduction under the requirements of
         Section 857 of the Code with respect to any dividends paid by it with respect to each such year for which it claims a deduction in its Form
         1120-REIT filed with the United States Internal Revenue Service for such year."

         (g) The Credit Agreement is hereby amended by adding the following
Section 4.29 immediately after Section 4.28 thereof:

         "4.29 Limited Liability Company. The Borrower is a single-member limited liability company organized under the laws of Delaware and is wholly owned by GSOP and is disregarded as an entity separate from its owner for U.S. federal income tax purposes."

         (h) The Existing Credit Agreement is hereby amended by deleting the reference to "30 days" in Section 5.2(d) and substituting therefor, "sixty days."

         (i) Section 7.1 of the Credit Agreement is amended by deleting clause
(e) of Section 7.1 in its entirety.

         (j) Section 7.6 of the Credit Agreement is amended by deleting Section
7.6 in its entirety and inserting, in lieu thereof, the following Section 7.6:

         "7.6 Limitation on Distributions. (a) Make any distribution on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of

         Capital Stock of the Borrower or any warrants or options to purchase any such Capital Stock, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the
         Borrower or any Subsidiary, except, so long as no Event of Default then exists or would result therefrom, (i) distributions in cash or other property to the extent required to satisfy the REIT Distribution
         Requirement (ii) equity distributions as consideration for the transactions contemplated by Section 7.4(c) and (iii) distributions in cash to GSOP in an amount not to exceed the amount allocated to working capital pursuant to clause (b)(iv) of the definition of Availability;
         provided that Global Signal may not distribute the amounts referred to in clause (iii) to shareholders of Global Signal; and (b) enter into any derivative or other transaction with any financial institution, commodities or stock exchange or clearinghouse (a "Derivatives
         Counterparty") obligating the Borrower or any Subsidiary to make payments to such Derivatives Counterparty as a result of any change in market value of any such Capital Stock (such declarations, payments, setting apart, purchases, redemptions, defeasances, retirements, acquisitions and distributions, and such transactions with any
         Derivatives Counterparties, being herein called "Restricted
         Payments")."

         SECTION 2. Conditions Precedent to the Effectiveness of this Amendment.
This Amendment shall become effective as of the date hereof (the "Effective
Date") provided that each of the following conditions precedent shall have been satisfied, or waived by the Lender, on or before such date:

         (a) This Amendment. The Lender shall have received this Amendment, executed and delivered by a duly authorized officer of each party hereto.

         (b) Pledge Supplement and Amendment No. 2 to Pledge Agreement. The
"Effective Date" (as such term is defined therein) shall have occurred in accordance with the terms and conditions of Pledge Supplement and Amendment No.
2 to the Investor Pledge Agreement, dated as of the dated hereof.

         (c) Guarantee Supplement and Amendment No. 2 to Limited Guarantee. The
"Effective Date" (as such term is defined therein) shall have occurred in accordance with the terms and conditions of Guarantee Supplement and Amendment
No. 2 to the Limited Guarantee, dated as of the dated hereof.

         (d) Certain Other Matters. The Lender shall have received from the
Successor Borrower and GSOP the following:

               (i) Secretary's Certificate. A certificate of such Person, dated the date hereof, substantially in the form of Exhibit D to the Credit
         Agreement, with appropriate insertions and attachments, satisfactory in form and substance to the Lender, executed by the President or any Vice
         President or any Responsible Officer and the Secretary or any Assistant
         Secretary of such Person.

               (ii) Corporate Proceedings. A copy of the resolutions, in form and substance satisfactory to the Lender, of the Board of Directors of such Person authorizing (i) the execution, delivery and performance of the Loan Documents to which it is a party, and (ii) the granting by it of the Liens created pursuant to the Security Documents, certified by the Secretary or an Assistant Secretary of such Person as of the date hereof, which certification shall be included in the certificate delivered in respect of such Person pursuant to Section 3(h)(i), shall be in form and substance satisfactory to the Lender and

         shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

               (iii) Incumbency Certificates. A certificate of such Person, dated the date hereof, as to the incumbency and signature of the
         Responsible Officers or other officers of such Person executing any
         Loan Document, which certificate shall be included in the certificate delivered in respect of such Person pursuant to Section 3(h)(i), shall be satisfactory in form and substance to the Lender, and shall be executed by the President, any Vice President or any Responsible
         Officer and the Secretary or any Assistant Secretary of such Person.

               (iv) Corporate Documents. True and complete copies of the
         certificate of incorporation and by-laws of such Person, certified as of the date hereof as complete and correct copies thereof by the
         Secretary or an Assistant Secretary of such Person, which certification shall be included in the certificate delivered in respect of such
         Person pursuant to Section 3(h)(i) and shall be in form and substance satisfactory to the Lender.

               (v) Good Standing Certificates. Certificates dated as of a recent date from the Secretary of State or other appropriate authority, evidencing the good standing of such Person (i) in the jurisdiction of its organization and (ii) in each other jurisdiction where its ownership, lease or operation of property or the conduct of its business requires it to qualify as a foreign Person except, as to this subclause (ii), where the failure to so qualify could not have a
         Material Adverse Effect.

               (vi) Legal Opinion. The Lender shall have received an executed legal opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to such Person in form and substance reasonably satisfactory to the
         Lender.

         (e) Pledged Stock; Stock Powers. The Lender shall have receive the certificates representing the shares or other equity interests pledged pursuant to the Investor Pledge Agreement, as amended as of the date hereof, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof.

         (f) Actions to Perfect Liens. The Lender shall have received evidence in form and substance reasonably satisfactory to it that all filings, recordings, registrations and other actions, including, without limitation, the filing of duly executed financing statements on form UCC-1 (with respect to the
Successor Borrower) and form UCC-3 (with respect to the Predecessor Borrower), necessary or, in the opinion of the Lender, desirable to perfect the Liens created by the Investor Pledge Agreement, as amended and restated as of the date hereof, shall have been completed or duly provided for.

         (g) Lien Searches. The Lender shall have received the results of a recent search by a Person reasonably satisfactory to the Lender, of the Uniform
Commercial Code, judgment and tax lien filings which may have been filed with respect to personal property of GSOP and the Successor Borrower, and the results of such search shall be satisfactory to the Lender.

         (h) Representations and Warranties. As of the date hereof, each of the representations and warranties made by the Successor Borrower and the other Loan
Parties in Section 3 hereof or in or pursuant to the Loan Documents shall be true and correct in all material

respects on and as of such date as if made on and as of such date (except (i) to the extent such representation or warranty expressly relates to an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date, and (ii) any such representation and warranty which would be untrue as a result of any event, circumstances occurrence or condition constituting a Permitted Exception, unless such event, circumstances, occurrence or condition would reasonably be expected to have a
Material Adverse Effect).

         (i) No Default or Event of Default. No Default or Event of Default
shall have occurred and be continuing or shall occur after giving effect to this
Amendment.

         SECTION 3. Representations and Warranties. To induce the Lender to enter into this Amendment, the Successor Borrower hereby represents and warrants to the Lender:

         (a) Representations and Warranties. As of the date hereof, each of the representations and warranties made by the Successor Borrower and the other Loan
Parties in this Section 4 or in or pursuant to the Loan Documents are true and correct in all material respects on and as of such date as if made on and as of such date (except (i) to the extent such representation or warranty expressly relates to an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date, and (ii)
any such representation and warranty which would be untrue as a result of any event, circumstances occurrence or condition constituting a Permitted Exception, unless such event, circumstances, occurrence or condition would reasonably be expected to have a Material Adverse Effect).

         (b) No Default or Event of Default. No Default or Event of Default has
occurred and is continuing or will occur after giving effect to this Amendment.

         SECTION 4. Reference to and Effect on the Loan Documents. As of the
Effective Date, any reference in any Loan Document to the Credit Agreement shall be to the Credit Agreement, as amended hereby. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

         SECTION 5. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed signature page of this Amendment in Portable
Document Format (PDF) or by facsimile transmission shall be effective as delivery of an executed original counterpart of this Amendment. A set of the copies of this Amendment signed by all the parties shall be lodged with the
Successor Borrower and the Lender.

         SECTION 6. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 7. Integration. This Amendment and the other Loan Documents represent the agreement of the Borrower and the Lender with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

         SECTION 8. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS
OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN
ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   PINNACLE TOWERS ACQUISITION
                                        HOLDINGS LLC,
                                        by: GLOBAL SIGNAL OPERATING
                                            PARTNERSHIP L.P., its Member
                                            by: GLOBAL SIGNAL GP LLC,
                                                its General Partner

                                   By: /s/ David J. Grain
                                      ------------------------------------------
                                      Name:  David J. Grain
                                      Title: President

                                   MORGAN STANLEY ASSET FUNDING INC.

                                   By: /s/ Christian B. Malone
                                      ------------------------------------------
                                      Name:  Christian B. Malone
                                      Title: Vice President